Exhibit 10.2

AMENDMENT TO EMPLOYMENT AGREEMENT

This Amendment to Employment Agreement (this “Amendment”) is made and entered as of this 5th day of January, 2015, (the “Amendment Effective Date”) by and between InspireMD, Inc., a Delaware corporation (the “Company”), and James J. Barry, PhD (the “Executive”) for purposes of amending that certain Employment Agreement dated as of July 14, 2014, by and between the Company and the Executive (the “Agreement”). Terms used in this Amendment with initial capital letters that are not otherwise defined herein shall have the meanings ascribed to such terms in the Agreement.

WHEREAS, Section 7.5 of the Agreement provides that the parties to the Agreement may amend the Agreement in a writing signed by the parties; and

WHEREAS, the parties hereto desire to amend the Agreement in certain respects.

NOW THEREFORE, pursuant to Section 7.5 of the Agreement, and for good and valuable consideration, the sufficiency of which is hereby acknowledged, the Company and the Executive agree as follows:

1.      A new Section 2.5 is hereby added to the Agreement to read in its entirety as follows.

2.5          Temporary Base Salary Redistribution. Notwithstanding the foregoing, the Executive and the Company agree that for a limited period of time to be mutually agreed to by the parties, the Executive shall receive 50% of his base salary in cash payments, with the remaining 50% to be paid in an equivalent amount of Restricted Stock, payable and granted in equal installments in accordance with the Company’s normal payroll practices. The Restricted Stock shall vest immediately and be valued as of the trading day on the date the cash base salary was previously payable. For the avoidance of any doubt, the parties agree that the definition of Base Amount set forth in Exhibit A hereto, shall refer only to the full amount of the Executive’s base salary prior to any redistribution or reduction agreed to hereunder.

2.      Except as expressly amended by this Amendment, the Agreement shall continue in full force and effect in accordance with the provisions thereof.

3.      In the event of a conflict between the Agreement and this Amendment, this Amendment shall govern.

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Signature Page Follows.]

IN WITNESS WHEREOF, the parties have executed this Amendment to Employment Agreement as of the Amendment Effective Date.

THE COMPANY:

INSPIREMD, INC.

By:	/s/ Alan W. Milinazzo
Name:	Alan W. Milinazzo
Title:	President and Chief Executive Officer

EXECUTIVE:

/s/ James J. Barry PhD
James J. Barry PhD